UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2021

Commission File No. 001-40060

Longeveron Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	47-2174146
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1951 NW 7th Avenue, Suite 520 Miami, Florida	33136
(Address of principal executive offices)	(Zip Code)

(305) 909-0840
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 1, 2021, Longeveron Inc., a Delaware corporation (the “Company”), made available on its website an updated Company presentation. A copy of the Company’s presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. The presentation is also available on the Company’s website at www.Longeveron.com under the Investor tab. The information contained on the Company’s website shall not be deemed part of this Current Report on Form 8-K.

In addition, on September 29, 2021, the Company issued a press release announcing potential biomarker data correlating with Lomecel-B bioactivity. The Company also presented this information at the International Conference for Frailty & Sarcopenia Research The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information provided under Item 7.01 of this Form 8-K (including Exhibits 99.1 and 99.2) is being furnished, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On September 13, 2021, the Company, and certain of our directors and officers, were named as defendants in a purported securities class action lawsuit filed in the United States District Court for the Southern District of Florida. The suit alleges material misstatements in the Company’s initial public offering materials in alleged violation of the federal securities laws and seeks damages on behalf of purchasers of our common stock during the period from our initial public offering on February 12, 2021, through August 12, 2021.

We believe that these allegations are without merit and we intend to vigorously defend against them. We do not intend to file further Current Reports on Form 8-K describing any additional lawsuits that may be filed that are based on allegations substantially similar to those described above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Company Presentation
99.2	Press Release of the Company, dated September 29, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 1, 2021

Longeveron Inc.

	By:	/s/ Geoff Green
Geoff Green
Chief Executive Officer
(Principal Executive Officer)

Exhibit Index

Exhibit No.	Description
99.1	Company Presentation
99.2	Press Release of the Company, dated September 29, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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